[PICTURE]






The
Gabelli
Global
Interactive
Couch Potato(R)
Fund










                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434
               The Gabelli Global Interactive Couch Potato(R) Fund
                              Annual Report - 1995

To Our Shareholders:

      The bull market stumbled at year-end 1995 as the Administration and Congress fought over a balanced budget agreement. However, an early Christmas gift from the Federal Reserve in the form of a 25 basis point drop in the federal funds rate helped stocks regain some momentum to end the year at near-record levels. Investors continued to migrate from technology stocks to consumer non-durables, seeking safety in the form of more predictable earnings in 1996. Cyclical stocks staged a comeback with the recognition that the economy still had some "legs".

      Broadcast and filmed entertainment stocks retreated as excitement over mega-mergers waned. As a group, telecommunications stocks continued to suffer from the failure of Congress to pass a comprehensive telecommunications bill.

Investment Results (a)
--------------------------------------------------------------------------------
                                        Quarter
                          --------------------------------------
                          1st         2nd         3rd        4th        Year
                          ---         ---         ---        ---        ----
1995: Net Asset Value .. $10.62      $11.28     $12.30      $11.72     $11.72
      Total Return .....   3.6%        6.2%       9.0%       (1.8)%     17.9%
-------------------------------------------------------------------------------
1994: Net Asset Value ..  $9.90       $9.97     $10.54     $10.25      $10.25
      Total Return .....  (1.0)%(b)    0.7%       5.7%      (2.8)%       2.5%(b)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1995 (a)
                 ----------------------------------------------
                        1 Year ....................17.9%
                        Life of Fund (b) ..........10.5%
--------------------------------------------------------------------------------
                              Dividend History
                              ----------------
          Payment (ex) Date   Rate Per Share  Reinvestment Price
          -----------------   --------------  ------------------
          December 29, 1995     $0.363          $11.72

(a) Average annual and total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b)  From commencement of operations on February 7, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
Investment Performance

      During the fourth quarter ended December 31, 1995, the Gabelli Global Interactive Couch Potato Fund's total return decreased 1.8%. This compares to returns of 6.0% and 0.6%, over the same period for the Standard & Poor's 500 Index (S&P 500) and the Lipper Global Fund Index, respectively. The S&P 500 is an unmanaged indicator of stock market performance and the Lipper Global Fund Index covers 30 global open-end mutual funds which may invest in a diversified

--------------------------------------------------------------------------------

                           Interactive Couch Potato(R)


Having the capacity for communication flow in each direction.*

Interactive (in' ter ak' tiv) An appellation  for the heavy user of television, depicted in the  metaphor  as plopped  before the
Couch       (kouch)           television  set like a vegetable  with eyes.  The
                              term was coined in the early  1980s by a group of
                 -   -        Baby  Boomers  in  the  San  Francisco  area  who
Potato      (po ta' to)       playfully  glorified their addiction to the tube.
                              Calling  themselves  The  Couch  Potatoes,   they
                 -   -        formed a national  club and published a hilarious
            (pe ta' to)       newsletter   in  the   couch   potato   lifestyle
                              containing   bizarre   recipes   for  that  vital
                              companion to the TV set, the toaster oven.  After
                              a  burst  of   enlistments,   the  club   quietly
                              disappeared.   All  that  remains  today  is  the
                              metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

* Source: NTC Mass Media Directory.

--------------------------------------------------------------------------------

group of industry sectors. For the year ended December 31, 1995, the Fund gained 17.9%, including reinvested dividends, versus 37.6% for the S&P 500 and 14.0% for the Lipper Global Fund Index.

      Since its inception on February 7, 1994, through December 31, 1995, the Fund has achieved a total return of 20.8%, which equates to an average annual return of 10.5%. This compares to a total return of 35.0% for the S&P 500 over the same period, which is equivalent to an average annual return of 17.1%. Over the same period, the Lipper Global Index increased 12.1%, which is equivalent to an average annual return of 6.2%. As of December 31, 1995, the Fund's shareholders numbered 7,325 and total net assets were at $31.5 million.

What We Do

      We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                    [GRAPHIC ILLUSTRATING THE INTERPLAY AMONG
                                  THE FOUR COMPONENTS OF OUR VALUATION APPROACH]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and

Comparison of Change in Value of a $10,000 Investment in the Gabelli Global Interactive Couch Potato(R) Fund, The Lipper Global Fund Index and the S&P 500 Index

                Gabelli Global Interactive Couch Potato(R) Fund

  (The following data was illustrated in a line graph in the printed material)

                         Global                                        S&P
                       Interactive               Lipper                500
  Date                   Couch                Global Fund             Index
  ----                   -----                -----------             -----

  2/7/94              $ 10,000                 $ 10,000             $ 10,000
12/30/94                10,250                    9,835                9,810
12/31/95                12,080                   11,214               13,499


* Past performance is not predictive of future performance.

realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

Commentary

The Great Bull Market of 1995 -- A Hard Act to Follow

     MODEST              STRONG           LOW        DECLINING         RISING
ECONOMIC GROWTH  + CORPORATE PROFITS + INFLATION + INTEREST RATES = STOCK PRICES

      This simple equation drove equity prices to record levels in 1995. Will the same factors add up to another good year for stocks in 1996? Let's take a fresh look at all the components of this winning formula.

      We are estimating growth in Gross Domestic Product (GDP) of 2.5% to 3% this year. With lower interest rates in Great Britain, Germany and France as a stimulant, we see European economies growing at about 2%. As a free market system continues to evolve in China and the expansion of the middle classes in more developed Asian countries translates into economic activity, Pacific Rim economies should regain momentum. In short, we anticipate reasonably good worldwide economic growth in the year ahead.

      On the inflation front, we see little pressure coming from wage increases. In fact, we are encouraged by the strong stands governments here and abroad have taken against inflationary wage demands. Even the French, who have traditionally been at the mercy of public worker unions, are holding the line. Rising food and fuel prices could, however, result in more inflation than most investors expect. Lower grain production in the U.S. last year, strong demand from the Chinese, and crop failures in the former Soviet Union will push food prices higher. Regarding energy, we are producing less and consuming more. This will ultimately lead to higher pricing. The potential of political unrest in Saudi Arabia may be a short-term catalyst for higher fuel prices. We are estimating that inflation could run as high as 3.5% in the second half of 1996.

      If this inflation forecast proves accurate, long-term interest will not stay at the current 6% level. Herein lies the primary threat to the stock market. The consensus is that, with a soft economy, low inflation, lower interest rates in Europe, a balanced budget agreement, and a Federal Reserve Chairman who is up for reappointment in an election year, interest rates are bound to come down. At current levels, stock and bond valuations reflect this consensus. With a soft economy coupled with a flat yield curve, we could see short-term rates come down without long-term rates following. Be reminded that price/earnings multiples are a function of earnings growth and longer term interest rates. If earnings growth slows as we anticipate and long rates remain flat or possibly trend modestly higher, stock multiples are likely to contract.

      Flow of funds into the U.S. stock market should continue to be favorable. Equity mutual funds still enjoy strong cash inflows. If deal activity matches that of 1995 ($458 billion in the U.S. and $866 billion worldwide), investors will end up with a pile of cash. In addition, corporate stock buybacks and rising dividends will buttress stock prices. Some of that money finds its way into initial public offerings. More will go into non-U.S. investments, particularly markets which languished in 1995. But much more will be recycled into a shrinking supply of stock.

      Our conclusion from all this conjecture is a somewhat different formula for the 1996 stock market:


     MODEST            DECENT            LOW      SLIGHTLY HIGHER    A DECENT, BUT MUCH LESS
ECONOMIC GROWTH + CORPORATE PROFITS + INFLATION  + INTEREST RATES =  INSPIRING STOCK MARKET

The Net

      Speculative bubbles are part of the free market system. In the 1960s, it was the "nifty fifty" growth stocks. In the 1970s, it was oil, gold, silver, and the Hong Kong stock market. In the 1980s, it was semiconductors, biotechnology, and Japanese real estate. Today, it is the Internet. These bubbles are always very exciting and can be profitable for a time. Unfortunately, most people who invest in these bubbles end up taking a bath. The Internet is showing signs of becoming a "similar" speculative frenzy.

      This is not to say that the Internet will not be a tremendous growth business. But, how does the value oriented investor participate? One of the tenets of value investing is to buy what is, as opposed to what will be. We believe we have found a way, in the terminology of Graham & Dodd, to buy "net/nets" on the Internet.

      The cable television industry currently has more than 60 million subscribers in the U.S. and is working feverishly to upgrade systems to offer telephony services. It is estimated that 25 million of those subscribers also have personal computers and that 10% of those 25 million people will be Internet users.

      How will they access the Internet? They can do it through telephone line modems. Or, in the not-too-distant future, through cable modems that will be more than 100 times faster, since existing cable lines going into the home will be able to carry much more digital information than telephone lines. At a recent investment conference, Comcast Corporation (CMCSA - $17.625 - NASDAQ) staged a horse race between the most commonly used telephone modem and a cable modem prototype. It was no contest. The list of telecommunications equipment manufacturers developing cable modems represents a "Who's Who" of the industry, including: Motorola, Inc. (MOT - $57.00 - NYSE), Hewlett-Packard Co. (HWP - $83.75 - NYSE), Intel Corporation (INTC - $56.75 - NASDAQ), Zenith Electronics Corp. (ZE - $6.875 - NYSE), General Instrument Corporation (GIC - $23.375 -
NYSE), and Scientific-Atlanta, Inc. (SFA - $15.00 - NYSE). Rollout of these new modems is scheduled for mid-1996. We believe personal computer manufacturers will respond by adapting their machines for cable modem use.

      The bottom line is that those dull old cable television stocks are good "back door" plays on the promising future of the Internet. You don't have to pay nosebleed multiples to participate. Cable stocks are good values today based on their existing business. If they can tack on incremental revenues of $25 per month from those subscribers who want to "Surf the Net", they are an even greater bargain.

The Waiting Game

      As little as ten years ago, America had the best telecommunications system in the world by far. Today, we are already behind Great Britain and France, and in danger of losing ground to other industrialized countries. It is not as a result of telecommunications technology, in which we remain a world leader. Rather, it is our antiquated regulatory system which has restrained competition and productivity in the industry.

      As of this writing, the comprehensive telecommunications bill promised to us by the Clinton Administration and Congress three years ago remains stalled in committee. Most of the difficult issues seem to be resolved. Presently, the bill is being held captive to political posturing over whether broadcasters should be made to pay for high definition television spectrum or simply be given this spectrum as the FCC had originally planned. Once this issue is resolved, one fears another will emerge to further delay this essential legislation. The devil may be in the details here, however, as Washington must eliminate the artificial barriers preventing the public from getting what they want: better service and lower prices -- and telecommunications companies from getting what they need: a set of rules that will allow them to implement competitive strategies for the upcoming free market free-for-all.

      With this cloud of uncertainty still hanging over the telephone/cable television/broadcast industries, investors are not fully valuing the bright future of well-managed, financially strong companies in all of these sectors.

The Broadcasters

      Through the first three quarters of 1995, broadcast stocks were among the Fund's best performing groups. The Westinghouse/CBS and GE/Outlet Communications deals rewarded us directly. The Disney/Cap Cities and Gannet/Multimedia deals helped call attention to other values in our portfolios. Either via the long awaited comprehensive telecommunications bill or FCC fiat, broadcast companies will be allowed to expand their national footprint. This foreshadows more consolidation in the industry. In addition, broadcast company earnings, which were relatively soft in 1995, will accelerate dramatically with the broadcast of the Olympic Games and, more importantly, the flood of political advertising in this national election year.

THE PORTFOLIO

Global Allocation

      The chart at the right represents the Fund's holdings by geographic region as of December 31, 1995. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/95

 [THE FOLLOWING TABLE WAS REPPRESENTED BY A PIE CHART IN THE PRINTED DOCUMENT]

Region                        Holdings

United States                    68.6%
Europe                           13.6%
Asia/Pacific Rim                  7.5%
Canada                            5.7%
South America                     3.4%
Other                             1.2%

Let's Talk Stocks

      As we have indicated in past discussions, the Interactive Couch Potato's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T Corp. (T - $64.75 - NYSE), the world's second-largest telephone company, is a global provider of telecommunications services. AT&T, selling at a modest 7.5 times EBITDA, has announced that it will split into 3 separate companies by spinning-off its equipment manufacturer and its computer division. This will reposition the company to participate more dynamically in the growth of the telecommunications industry. The strategy involves a targeted approach to take advantage of a strong global franchise, including its brand name, broader product offerings and an international customer base. The restructuring represents an impressive commitment by management to enhance shareholder values.

Capital Cities/ABC, Inc. (CCB - $123.375 - NYSE) is going to Disney World. The Walt Disney Company has arranged to buy CCB for $19 billion. CCB owns and operates ABC Television Network and ABC Radio Networks, eight TV stations, publishes numerous newspapers and trade magazines and has investments in cable programming such as ESPN, Lifetime and the Arts and Entertainment channel. The company's association with Disney improves its position to exploit new opportunities in the coming multimedia age as both a producer and distributor of programming. Capital Cities/ABC would be a prime beneficiary of legislation pending in Congress intended to relax regulatory barriers pertaining to the ownership and distribution of its copyright businesses.

Meredith Corporation (MDP - $41.875 - NYSE) is a diversified media company, operating businesses in magazine and book publishing, television broadcasting, cable, residential real estate marketing and franchising and brand licensing. The company is expected to sell its cable division and focus on its core businesses of publishing and broadcasting. With valuable TV franchises in markets including Phoenix, Orlando and Kansas City, Meredith should benefit from the strong demand for stations which would likely result from passage of pending telecommunications legislation.

Pulitzer Publishing Company (PTZ - $47.75 - NYSE) is a diversified media company whose assets include newspapers and television and radio broadcasting operations. The company publishes the St. Louis Post-Dispatch and the Arizona Daily Star and has valuable TV properties in markets including Orlando, FL; Greenville, SC and New Orleans, LA. If ownership restrictions on TV and radio stations are relaxed, the value of Pulitzer's broadcasting properties should increase.

Time Warner Inc. (TWX - $37.875 - NYSE), in a bold and brilliant tactic, is acquiring Turner Broadcasting System Inc. for $7.5 billion. The acquisition will make TWX the largest diversified media and publishing company in the world and will add a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.

Viacom Inc. (VIA - $45.875 - ASE; VIA'B - $47.375 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its recent acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now selling non-core assets to reduce debt and is focusing on the global expansion of its media franchises. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

In Conclusion

      1995 was a terrific year for most equity investors. As is usually the case during big bull markets, growth stocks delivered better returns than those in the value sector. Looking forward to a less inspiring market in 1996, we believe value investors will have the opportunity to excel.

      We believe the Fund's portfolio is a diversified collection of solid businesses trading at material discounts to their "real world" economic values. In an environment in which individual stock fundamentals are likely to be more important than market momentum in earnings returns, we are confident the Fund will reward its shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GICPX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.

                                   Sincerely,

/s/ Mario J. Gabelli                  /s/ Marc J. Gabelli
    Mario J. Gabelli, CFA                 Marc J. Gabelli
    President and Portfolio Manager       Associate Portfolio Manager


                                            /s/ Ivan Arteaga
                                                Ivan Arteaga, CPA
                                                Associate Portfolio Manager

January 31, 1996


--------------------------------------------------------------------------------
                       Top Ten Holdings
                      December 31, 1995
                      -----------------
    Tele-Communications, Inc.     Capital Cities/ABC, Inc.
    Time Warner Inc.              AT&T Corp.
    Citicasters Inc.              ViacomInc.
    Outlet Communications, Inc.   Meredith Corporation
    Pulitzer Publishing Company   Microsoft Corporation

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1995
================================================================================

                                                                       Market
   Shares                                                   Cost        Value
   ------                                                   ----        -----


            COMMON STOCKS -- 98.53%

            COPYRIGHT/CREATIVITY COMPANIES -- 66.52%

            ADVERTISING -- 0.04%
      100   Euro RSCG Worldwide, S.A.                       $  9,563   $  8,146
      100   Publicis                                           6,985      5,886
                                                            --------   --------
                                                              16,548     14,032
                                                            --------   --------

           BROADCASTING -- 18.20%
  21,500   Ackerley Communications,
           Inc.+ ........................................    136,762    327,875
   4,000   BHC Communications, Inc. Cl. A+ ..............    305,375    378,000
   1,000   British Sky Broadcasting
           Group ADR+ ...................................     24,425     37,625
   5,000   Can West Global
           Communications Corp. .........................     85,600     90,659
   5,000   Capital Cities/ABC Inc. ......................    375,417    616,875
   2,500   Carlton Communications plc
           ADR ..........................................     72,625     75,937
   1,000   Central European Media
           Enterprises Ltd.+ ............................     14,125     20,500
   2,640   CEP Communications ...........................    240,367    218,297
   1,440   CEP Communications
           Warrants Exp: 12/1/97 ........................      4,359      4,680
   6,030   Chris-Craft Industries, Inc.+ ................    209,337    260,798
  33,000   Citicasters Inc.+ ............................    326,598    779,625
   1,000   Clear Channel
           Communications, Inc.+ ........................     28,244     44,125
     500   Emmis Broadcasting
           Corporation Cl. A+ ...........................     10,489     15,500
     300   Europe 1 Communication .......................     80,245     60,489
     500   Evergreen Media Corporation
           Cl. A+ .......................................     10,736     16,000
     500   EZ Communications, Inc. ......................      7,911      9,000
   1,500   Granada Group plc ............................     15,242     14,996
   9,000   Grupo Radio Centro, S.A de CV ................     93,813     66,375
     500   Heftel Broadcasting
           Corporation Cl. A+ ...........................      6,500      8,750
   2,000   Heritage Media Corporation
           Cl. A+ .......................................     34,725     51,250
     500   Infinity Broadcasting
           Corporation Cl. A+ ...........................     13,895     18,625
     500   Jacor Communications, Inc.+ ..................      6,958      8,750
     300   LaGardere Groupe .............................      5,519      5,499
   1,500   LIN Television Corporation+ ..................     26,657     44,625
     200   Metropole TV M6 S.A ..........................   $ 17,604   $ 16,782
   3,000   Multi-Market Radio, Inc. Cl.A+ ...............     28,875     30,750
   2,000   New World Communications
           Group, Inc.+ .................................     23,675     35,000
   1,100   Nippon Television Broadcasting                    287,828    294,158
  12,000   Osborn Communications
           Corporation+ .................................     90,375    102,000
  15,000   Outlet Communications, Inc. Cl. A ............    152,426    708,750
     800   Paxson Communications Corp. ...................    10,540     12,200
   5,000   Publishing & Broadcasting Ltd. ................    15,250     17,423
     625   SAGA Communications, Inc. Cl. A+ ..............     9,712     10,156
   1,200   Scandinavian Broadcasting
           System SA+ ...................................    27,161     126,250
   2,500   Scottish Television plc ......................     17,800     18,348
     500   SFX Broadcasting, Inc.+ ......................     11,270     15,125
   4,000   Silver King Communica-
           tions, Inc.+ .................................     41,540    139,000
  22,500   Sistem Televisyen Malaysia
           Bhd ..........................................     75,448     81,053
   1,000   Telemundo Group Inc. Cl. A+ ..................     16,290     14,125
  50,000   Television Broadcasting Ltd. .................    192,049    178,133
   1,000   Television Francaise 1 .......................    101,298    106,925
   8,000   Tokyo Broadcasting System ....................    134,279    131,770
  30,000   United International Holdings
           Inc. Cl. A+ ..................................    448,934    442,500
  10,000   Westinghouse Electric Corp. ..................    164,000    165,000
                                                           ---------  ---------
                                                           4,002,278  5,720,303
                                                           ---------  ---------

           CABLE TV -- 7.23%
   8,500   BET Holdings, Inc.+ ..........................    139,975    194,438
  20,000   Cogeco Cable Ltd. ............................    118,268    106,227
  30,000   Flextech plc+ ................................    178,765    219,480
  10,395   Gaylord Entertainment Company ................    235,716    288,461
  40,000   Home Shopping Network, Inc.+ .................    394,797    360,000
  14,500   International Family Entertainment, Inc.+ ....    239,275    237,438
  21,000   Tele-Communications, Inc. /
           Liberty Media Group Cl. A ....................    536,612    564,375
  12,000   Tele-Communications Inter-
              national, Inc. Cl. A+ .....................    191,600    273,000
  80,000   TVE Holdings Limited .........................     35,200     24,311
   1,000   Valuevision International, Inc. Cl. A+ .......      5,125      5,563
                                                           ---------  ---------
                                                           2,075,333  2,273,293
                                                           ---------  ---------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================

                                                                         Market
   Shares                                                    Cost        Value
   ------                                                    ----        -----

             ENTERTAINMENT PRODUCTION -- 5.80%
   5,200     All American Communications,
               Inc.+ ....................................   $ 35,008   $ 51,025
  22,000     All American Communications,
               Inc. Cl. B+ ..............................    228,018    192,500
   6,000     Ascent Entertainment Group
               Inc.+ ....................................     89,665     94,500
   1,000     Cablemaxx, Inc.+ ...........................      5,415      7,625
   5,000     Canal + Spons. ADR .........................    148,613    187,716
   1,000     Cinar Films Inc. Cl. B+ ....................      9,181     15,125
   6,000     Cinergi Pictures Entertainment,
               Inc.+ ....................................     31,059     15,375
   2,000     Fisher Companies Inc. ......................    109,500    150,000
   1,000     Harvey Entertainment Com-
               pany+ ....................................     15,843      7,500
  10,000     International Cablecasting
             Technologies Inc.+ .........................    169,290    245,000
   3,000     King World Productions, Inc.+ ..............    117,337    116,625
     400     Matsushita Electric Industrial
               Co., Ltd. ................................     57,620     65,800
   2,500     People's Choice TV
             Corporation+ ...............................     54,452     47,500
   2,000     Samuel Goldwyn Company+ ....................     14,850      9,250
   7,500     Savoy Pictures Entertainment,
               Inc.+ ....................................     50,105     47,344
 145,000     Shaw Brothers (Hong Kong)
               Ltd. .....................................    258,005    159,382
  14,000     Spelling Entertainment Inc. ................    139,525    175,000
  10,000     THORN EMI plc ADR ..........................    175,975    235,529
     500     Tring International Group ..................        913        333
                                                           ---------  ---------
                                                           1,710,374  1,823,129
                                                           ---------  ---------

             GAMING -- 3.17%
   1,500     Bay Meadows Operating
               Company ..................................     24,375     21,938
   4,000     Churchill Downs Incorporated ...............    175,938    140,000
   4,000     GTECH Holdings Corporation+ ................     73,387    104,000
   1,500     Hilton Hotels Corporation ..................     87,513     92,250
   1,200     Hollywood Park Inc.+ .......................     13,710     12,075
   5,000     International Game Technology ..............     74,313     54,375
   2,000     ITT Corporation+ ...........................    103,388    106,000
 100,000     Ladbroke Group plc .........................    260,292    227,075
   4,000     Mirage Resorts, Incorporated+ ..............     76,362    138,000
     500     Nelvana Limited+ ...........................      5,451      6,960
  10,000     Quintel Entertainment Inc.+ ................     50,000     47,500
   3,000     Santa Anita Realty Enterprises,
               Inc. .....................................     54,738     35,625
   2,000     Video Lottery Technologies
               Inc.+ ....................................  $  17,602  $   9,500
                                                           ---------  ---------
                                                           1,017,069    995,298
                                                           ---------  ---------

             GLOBAL MEDIA AND ENTERTAINMENT-- 9.41%
  15,000     Grupo Televisa S.A. GDR ....................    283,828    337,500
  13,000     Havas ADR ..................................    270,013    258,185
  16,000     News Corporation Limited
               ADR ......................................    308,261    342,000
   6,000     News Corporation Limited
             Preference Shares ADR ......................     91,228    115,500
   1,500     PolyGram NV ADR ............................     60,313     78,750
   3,000     Seagram Company Ltd. .......................     95,119    103,875
   1,200     Sony Corporation ADR .......................     66,299     73,650
  16,000     Time Warner Inc. ...........................    673,373    606,000
   8,500     Turner Broadcasting System,
               Inc. Cl. A ...............................    184,588    219,938
   2,500     Turner Broadcasting System,
               Inc. Cl. B ...............................     46,437     65,000
   3,500     Viacom Inc. Cl. A+ .........................    125,038    160,563
   4,500     Viacom Inc. Cl. B+ .........................    152,047    213,195
   6,500     Walt Disney Company ........................    285,675    383,500
                                                           ---------  ---------
                                                           2,642,219  2,957,656
                                                           ---------  ---------

             INFORMATION PUBLISHING -- 2.09%
   8,000     Berlitz International, Inc.+ ...............    109,750    132,000
  15,000     Data Broadcasting Corporation+ .............     73,884    185,625
   1,500     Dun & Bradstreet Corp. .....................     86,888     97,125
   3,000     Elsevier NV Spons. ADR+ ....................     57,250     79,875
   2,500     Reuters Holdings plc ADR ...................    115,977    137,813
     100     Scholastic Inc. ............................      6,218      7,775
   2,000     Source Media Inc.+ .........................     21,000     18,250
                                                           ---------  ---------
                                                             470,967    658,463
                                                           ---------  ---------

             INTERACTIVE CONSUMER -- 0.34%
   8,000     Lillian Vernon Corporation .................    120,088    107,000
                                                           ---------  ---------

             PUBLISHING -- 14.72%
  62,700     American Media Inc. Cl. A+ .................    571,947    266,475
  10,000     Arnoldo Mondadori Editore
               SpA+ .....................................     75,064     86,677
   4,000     Belo (A.H.) Corporation ....................    127,700    139,000
   1,000     Central Newspaper, Inc. Cl. A ..............     28,008     31,375
   1,000     Dow Jones & Company Inc. ...................     30,925     39,875
     300     Filipacchi Medias ..........................     37,408     47,902
     750     Gray Communications
               Systems Inc. .............................     12,375     13,406
   1,000     Harcourt General, Inc. .....................     30,675     41,875

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================

                                                                       Market
   Shares                                                   Cost        Value
   ------                                                   ----        -----

  15,000    Harte-Hanks Communications
            Company .....................................   $316,525   $296,250
   3,000    Houghton Mifflin Company ....................    130,525    129,000
  20,000    Independent Newspapers Ltd. .................     96,754    123,380
   4,000    K-III Corp.+ ................................     40,000     48,500
   2,000    Knight-Ridder ...............................    113,579    125,000
  10,000    Lee Enterprises, Incorporated ...............    171,513    230,000
   1,500    McClatchy Newspapers, Inc. Cl. A ............     35,638     34,313
   3,000    McGraw-Hill Companies, Inc. .................    216,287    261,375
  10,000    Media General, Inc. Cl. A ...................    232,621    303,750
  12,000    Meredith Corporation ........................    275,713    502,500
   9,500    Mirror Group plc ............................     19,760     25,916
  50,000    Nation Publishing Group
            Company Ltd. ................................     77,769     60,540
   5,000    New York Times Company
            Cl. A .......................................    118,562    148,125
 120,000    Oriental Press Group ........................     85,648     36,467
   3,000    Pearson plc .................................     28,535     29,016
   2,500    Playboy Enterprises, Inc.+ ..................     19,225     21,875
   1,000    Post Publishing Company .....................      8,899      5,558
  13,000    Pulitzer Publishing Company .................    525,200    620,750
   3,000    Reader's Digest Association,
            Inc. Cl. B ..................................    119,667    141,750
   3,000    Reed International plc ADR ..................     72,250     92,250
 200,000    South China Morning Post
            Holdings ....................................    119,442    122,204
   1,000    Thomas Nelson Inc. ..........................     12,800     13,000
   3,000    Thomson Corporation .........................     36,566     41,758
   3,500    Times Mirror Company Cl. A ..................     68,373    118,562
  12,000    United Newspapers plc ADR ...................    197,000    205,500
  16,000    Western Publishing Group, Inc.+ .............    170,825    126,000
   3,000    Wiley (John) & Sons, Inc. ...................
            Cl. B .......................................     63,800     97,500
                                                           ---------  ---------
                                                           4,287,578  4,627,424
                                                           ---------  ---------

            SOFTWARE -- 5.52%
   5,000    Acclaim Entertainment, Inc.+ ................     76,268     61,875
   1,600    America Online, Inc.+ .......................     12,008     60,000
   1,600    Broderbund Software, Inc.+ ..................     27,737     97,200
   2,000    Electronic Arts Inc.+ .......................     46,050     52,250
   5,000    H&R Block Inc. ..............................    206,750    202,500
   3,500    Intel Corporation ...........................    135,071    198,625
     200    Metatec Corporation Cl. A+ ..................      2,247      2,200
   5,500    Microsoft Corporation+ ......................    405,755    482,625
     100    Netscape Communications .....................
            Corporation .................................      2,800     13,900
   8,000    Novell Inc. .................................    141,278    114,000
  15,000    NTN Communications, Inc.+ ...................     96,250     68,438
     200    Pixar Inc. ..................................      4,400      5,775
   1,000    Sega Enterprises ............................     54,937     55,227
   8,000    Sierra On-Line, Inc.+ .......................     72,328    230,000
   5,000    Spectrum HoloByte, Inc.+ ....................     48,856     32,500
  12,000    StarSight Telecast, Inc. ....................     59,401     58,500
                                                           ---------  ---------
                                                           1,392,136  1,735,615
                                                           ---------  ---------
            TOTAL COPYRIGHT/
              CREATIVITY COMPANIES ...................... 17,734,590 20,912,213
                                                          ---------- ----------

            DISTRIBUTION COMPANIES -- 32.01%

            CABLE TV -- 2.98%
   1,000    Bell Cablemedia plc ADR+ ....................     17,165     16,000
   6,000    Cablevision Systems Corpor-
              ation Cl. A+ ..............................    296,587    325,500
  13,000    Comcast Corporation Cl. A ...................    226,551    229,125
   2,114    Cox Communications Inc. Cl. A+                    33,543     41,223
   3,000    General Cable Corporation plc
              ADR .......................................     43,830     45,000
     500    NYNEX CableComms Group plc
              ADR+ ......................................     10,905      8,688
   1,000    Telewest Communications plc
              ADR+ ......................................     24,750     24,125
   7,350    Tele-Communications, Inc. ...................
              Cl. A+ ....................................    122,439    146,081
  12,000    Videotron Groupe ............................    103,452     87,912
   1,000    Videotron Holdings plc ADR+ .................     16,500     12,750
     100    Wireless One Inc.+ ..........................      1,330      1,646
                                                           ---------  ---------
                                                             897,052    938,050
                                                           ---------  ---------

            ENTERTAINMENT DISTRIBUTION -- 1.90%
  10,000    GC Companies, Inc.+ .........................    292,795    335,000
   5,000    Lodgenet Entertainment
            Corporation+ ................................     43,952     47,500
   4,000    Shaw Communications Inc. ....................     28,122     25,275
  10,000    US WEST Media Group+ ........................    192,027    190,000
                                                           ---------  ---------
                                                             556,896    597,775
                                                           ---------  ---------

            EQUIPMENT -- 1.88%
   1,000    Amphenol Corporation Cl. A+ .................     17,125     24,250
   2,200    Ericsson (L.M.) Telephone
            Company ADR .................................     25,286     42,900
   2,000    General Instrument
            Corporation+ ................................     43,625     46,750
   1,000    Generale Des Eaux (Cie) .....................    106,250     99,572
   1,000    Leitch Technology Corporation+ ..............     12,225     25,092

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================

                                                                       Market
   Shares                                                   Cost        Value
   ------                                                   ----        -----

     200    Motorola, Inc. ..............................      8,985     11,400
   2,000    Northern Telecom Limited ....................     64,006     86,000
   1,000    Scientific-Atlanta, Inc. ....................     13,188     15,000
     500    Siemens AG ADR ..............................     41,650     54,846
  23,000    Trans-Lux Corporation .......................    213,025    184,000
                                                           ---------  ---------
                                                             545,365    589,810
                                                           ---------  ---------

            INTERNATIONAL TELEPHONE-- 9.49%
  20,000    BC TELECOM Inc. .............................    356,969    366,300
  10,000    BCE Inc.+ ...................................    338,013    345,000
   3,000    BHI Corporation .............................     51,200     47,250
   1,000    British Telecommunications plc
              ADR .......................................     56,225     56,500
   7,500    Cable & Wireless plc ADR ....................    148,438    158,438
   5,000    Compania Telefonos Chile S.A
              ADR .......................................    348,674    414,375
   5,000    CPT Telefonica del Peru Cl. B ...............      9,722     10,596
   2,000    Empresas Telex Chile ........................     17,938     20,750
   2,000    Hong Kong Telecommunica-
              tions Ltd. ................................     36,955     35,500
       4    Japan Telecom Co. Ltd.+ .....................    104,830     76,737
   1,000    PT Telekomunikasi Indonesia+ ................     20,185     25,500
   1,000    Royal PTT Nederland NV
              ADR (a) ...................................     26,749     36,250
   2,000    Singapore Telecommunications
              Limited ...................................      4,700      4,441
   6,000    STET SpA - Societa' Finanziaria
              Telefonica1 ...............................     74,438R   169,818
   1,500    Telecom Argentina Stet - France
              Telecom S. ................................     60,216     71,438
     500    Telecom Corporation of New
              Zealand Li ................................     23,900     34,688
  25,000    Telecom Italia SpA+ .........................     34,868     38,898
   7,909    Telecomunicacoes Brasileiras
            S.A. (Telebras) Spons. ADR +.................    241,382    374,689
      91    Telecomunicacoes Brasileiras
              S.A. (Telebras) Spons.
              ADR New ...................................      5,122      4,311
   3,000    Telefonica de Argentina SA
              ADR .......................................     64,774     81,750
   7,000    Telefonica de Espana ADR ....................    285,002    293,125
  10,000    Telefonos De Mexico SA
              Cl. L ADR .................................    361,265    318,750
                                                           ---------  ---------
                                                           2,771,565  2,985,104
                                                           ---------  ---------

            TELECOMMUNICATIONS-- 2.91%
   9,000    AT&T Corp. ..................................    480,504    582,750
   3,000    Frontier Corporation ........................     49,950     90,000
   7,500    General Communication, Inc.
              Cl. A+ ....................................     36,388     38,438
     800    Philippine Long Distance Tele-
            phone Company ...............................     44,165     43,300
   4,000    Tel-Save Holdings, Inc.+ ....................     55,000     55,500
   3,000    WorldCom Inc.+ ..............................     56,854    105,750
                                                           ---------  ---------
                                                             722,861    915,738
                                                           ---------  ---------

            US REGIONAL OPERATORS -- 2.20%
   2,000    Bell Atlantic Corporation ...................    107,850    133,750
   1,000    Cincinnati Bell Inc. ........................     16,375     34,750
   7,500    GTE Corporation .............................    255,438    330,000
   1,500    NYNEX Corporation ...........................     54,388     81,000
   1,000    Southern New England Tele-
              communications ............................     32,300     39,750
   2,000    US WEST Communications
              Group .....................................     55,695     71,500
                                                           ---------  ---------
                                                             522,046    690,750
                                                           ---------  ---------

            WIRELESS COMMUNICATIONS -- 10.65%
   5,000    Advanced Information
              Services Ltd. .............................     74,683     88,527
   5,000    AirTouch Communications, Inc.+                   113,900    141,250
   2,900    American Paging, Inc.+ ......................     20,383     18,488
   1,000    Associated Group, Inc. Cl. A+ ...............     19,214     18,875
     500    Associated Group, Inc. Cl. B+ ...............     10,064      9,500
   6,000    BCE Mobile Communications
              Inc.+ .....................................    162,665    202,747
   8,000    Cellular Communications, Inc. ...............
              Cl. A+ ....................................    370,194    398,000
  24,000    Centennial Cellular Corp. Cl. A+                 395,745    411,000
   5,000    Century Telephone Enterprises,
              Inc. Cl. A ................................    131,975    158,750
  15,000    COMSAT Corporation ..........................    344,844    279,375
   7,000    General Motors Corporation
              Cl. H .....................................    271,613    343,875
   5,000    Himachal+ ...................................     46,500     31,250
  12,500    NEXTEL Communications, Inc.
              Cl. A+ ....................................    159,289    184,375
   2,000    PanAmSat Corp.+ .............................     30,370     44,125
  14,000    Pittencrieff Communications,
              Inc.+ .....................................     79,634     53,375
     600    PT Indonesia Satellite ADR ..................     20,093     21,900
   5,000    Rogers Cantel Mobile
            Communications Inc. Cl. B+ ..................    115,625    132,500
 250,000    Telecom Italia Mobile SpA ...................    294,983    440,157

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================

                                                                       Market
   Shares                                                   Cost        Value
   ------                                                   ----        -----

   2,000    Telephone and Data Systems,
              Inc. ......................................   $ 78,913   $ 79,000
   2,000    United States Cellular
              Corporation+ ..............................     57,725     67,500
     750    Vanguard Cellular Systems, Inc.
              Cl. A+ ....................................     14,713     15,188
   4,000    Vodafone Group plc ADR ......................    110,905    141,000
   1,000    WinStar Communications, Inc.+ ...............      5,550     17,125
   4,000    United Communication Industry ...............     59,365     51,131
                                                           ---------  ---------
                                                           2,988,945  3,349,013
                                                           ---------  ---------

            TOTAL DISTRIBUTION
              COMPANIES .................................  9,004,730 10,066,240
                                                           --------- ----------
            TOTAL COMMON
              STOCKS .................................... 26,739,320 30,978,453
                                                          ---------- ----------

            CONVERTIBLE CORPORATE BONDS -- 1.97%

            ENTERTAINMENT -- 1.79%
$100,000    All American Communications,
              Inc. Sub. Deb. Cv.
              6.50%, 10/01/03 (a) .......................     78,924     88,000
  50,000    Savoy Pictures Entertainment,
              Inc. Sub. Deb. Cv.
              7.00%, 07/01/03 ...........................     39,771     42,500
 219,300    Time Warner Inc. Sub. Deb. Cv.
              8.75%, 01/10/15 ...........................    212,591    227,249
 200,000    Viacom Inc. Sub. Deb. Cv.
              8.00%, 07/07/06 ...........................    133,213    206,000
                                                           ---------  ---------
                                                             464,499    563,749
                                                           ---------  ---------

            MEDIA -- 0.18%
 218,750(b) Havas Sub. Deb. Cv.
              3.00%, 12/31/97 ...........................     43,639     54,888
                                                           ---------  ---------
            TOTAL CONVERTIBLE
              CORPORATE BONDS ...........................    508,138    618,637
                                                           ---------  ---------

            CONVERTIBLE PREFERRED STOCK -- 0.54%

            CABLE -- 0.35%
   4,000    Cablevision Systems Corpora-
              tion 8.50% Cv. Pfd. Ser. I ................    100,000    109,000
                                                           ---------  ---------

            ENTERTAINMENT -- 0.19%
   1,500    AMC Entertainment, Inc.
              $1.75 Cv. Pfd. ............................     37,825     61,125
                                                           ---------  ---------
            TOTAL CONVERTIBLE
              PREFERRED STOCK ...........................    137,825    170,125
                                                           ---------  ---------

            PREFERRED STOCK -- 0.03%

            EQUIPMENT -- 0.03%
      200   Nokia Group AB Preference ...................      5,717      7,775
                                                           ---------  ---------
            TOTAL PREFERRED
              STOCK .....................................      5,717      7,775
                                                           ---------  ---------
            TOTAL INVESTMENTS --
              101.07% ...................................$27,391,000 31,774,990
                                                         ===========
            Liabilities, in excess of
              Other Assets -- (1.07)% ...................             (335,955)
                                                                      ---------
            NET ASSETS  -- 100.00%
            (2,681,984 shares outstanding)                          $31,439,035
                                                                    ===========
            Net Asset Value And
              Redemption Price
              Per Share .................................                $11.72
                                                                         =======
----------
  + -- Non-income producing security.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, Rule 144A securities amounted to $124,250, or 0.4% of net assets.

(b)  Principal  amount denoted in French Francs.
     For Federal income tax purposes:

         Aggregate cost ..................  $27,391,000
                                            ===========
         Gross unrealized appreciation ...  $ 5,733,395
         Gross unrealized depreciation ...   (1,349,405)
                                            -----------
         Net unrealized appreciation .....  $ 4,383,990
                                            ===========


    The accompanying notes are an integral part of the financial statements.

               The Gabelli Global Interactive Couch Potato(R) Fund

Statement of Assets and Liabilities
December 31, 1995
=========================================================

Assets:
   Investments in securities, at value
     (Cost $27,391,000) ....................  $31,774,990
   Cash ....................................       30,217
   Receivable for investments sold .........       66,844
   Receivable for Fund shares sold .........       10,100
   Dividends receivable ....................       44,036
   Accrued interest receivable .............       15,573
   Deferred organizational expenses ........       40,331
                                              -----------
     Total assets ..........................   31,982,091
                                              -----------
Liabilities:
   Payable for investments purchased .......      288,654
   Dividend payable ........................       35,844
   Payable to Advisor ......................       26,643
   Payable for distribution fees ...........       12,853
   Payable for Fund shares redeemed ........        3,022
   Other accrued expenses ..................      176,040
                                              -----------
     Total liabilities .....................      543,056
                                              -----------
     Net assets (applicable to 2,681,984
  shares outstanding) ......................  $31,439,035
                                              ===========

     Net asset value and redemption
  price per share ..........................       $11.72
                                                   ======
Net Assets Consist of:
   Capital Stock, at par value .............        2,682
   Additional paid in capital ..............   27,142,750
   Distribution in excess
of net realized gains ......................  (99,090)
   Net unrealized appreciation on investment
   and foreign currency transactions .......    4,392,693
                                              -----------
     Net assets ............................  $31,439,035
                                              ===========

Statement of Operations
For the Year Ended December 31, 1995
=========================================================

Investment Income:
   Dividends (Net of foreign tax $27,355) ..  $  534,163
   Interest ................................     160,649
                                              -----------
     Total income ..........................     694,812
                                              -----------
Expenses:
   Investment advisory fee .................     289,830
   Transfer and shareholder servicing agent.     171,141
   Distribution expenses ...................      72,406
   Printing and mailing ....................      47,119
   Legal and audit fees ....................      38,449
   Registration fees .......................      29,940
   Custodian fees and expenses .............      30,095
   Amortization of organization expenses ...      14,469
   Directors' fees and expenses ............       5,833
   Miscellaneous ...........................      17,005
                                              -----------
     Total expenses ........................     716,287
                                              -----------
   Investment loss - net ...................     (21,475)
                                              -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments ........     894,984
   Net change in unrealized appreciation ...   3,763,535
                                              -----------
     Net gain on investments ...............   4,658,519
                                              -----------
Net increase in net assets resulting from
   operations ..............................  $4,637,044
                                              ===========

Statement of Changes in Net Assets
===========================================================================================================================

                                                                                                        February 7, 1994
                                                                                     Year Ended         (Commencement of
                                                                                    December 31,      Operations) through
                                                                                        1995            December 31, 1994
                                                                                    ------------        -----------------
Increase in Net Assets:
   Investment loss - net .......................................................     $ (21,475)              $ (23,468)
   Net realized gain (loss) on investments .....................................       894,984                 (48,116)
   Change in unrealized appreciation-- net .....................................     3,763,535                 629,150
                                                                                   -----------             -----------
     Net increase in net assets resulting from operations ......................     4,637,044                 557,566
   Distributions from net realized gains .......................................      (945,951)                     --

   Share transactions-- net ....................................................     2,916,457              24,273,919
                                                                                    ----------             -----------
     Net increase in net assets ................................................     6,607,550              24,831,485

Net Assets:
   Beginning of period .........................................................    24,831,485                      --
                                                                                   -----------                      --
   End of period ...............................................................   $31,439,035             $24,831,485
                                                                                   ===========             ===========

                              The accompanying notes are an integral part of the financial statements.

                                                                 14

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The primary investment objective of the Gabelli Global Interactive Couch Potato(R) Fund (the "Fund") is capital appreciation. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on February 7, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the
Fund:

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

     (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1995, the Fund had the following forward foreign currency contracts open:

 Foreign Currency                            Settlement               Unrealized
      Amount                                    Date        Value        Loss
   -------------                              ---------   ---------    ---------
    4,000,000       Sold Hong Kong Dollars    02/09/96    $ 517,205     $ (396)
    4,000,584       Bought Japanese Yen       01/03/96       38,761       (156)
                                                          ---------    -------
                                                          $ 555,966     $ (552)
                                                          =========    =======

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued)
================================================================================

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Capital Stock  Transactions.  The Articles of  Incorporation,  dated July 16,
1993,  permit  the  Fund  to  issue  200,000,000   shares  (par  value  $0.001).
Transactions in shares of common stock were as follows:

                                                                                             February 7, 1994
                                                                                       (Commencement of Operations)
                                                 Year Ended December 31, 1995            through December 31, 1994
                                                 ----------------------------        ---------------------------------
`                                                  Shares          Amount             Shares                  Amount
                                                 ----------    --------------        ---------             -----------
Shares sold                                         781,367     $8,799,009           2,700,779             $27,120,985
Shares issued upon reinvestment of dividends         77,654        910,107                  --                      --
Shares redeemed                                    (598,521)    (6,792,659)           (279,295)             (2,847,066)
                                                  ---------     ----------           ---------             -----------
Net share transactions                              260,500      2,916,457           2,421,484              24,273,919
Reclassification of net investment loss                  --        (21,475)                 --                 (23,468)
                                                  ---------     ----------           ---------             -----------
Net increase                                        260,500     $2,894,982           2,421,484             $24,250,451
                                                  =========     ==========           =========             ===========

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1995, other than U.S. government obligations and short-term securities, aggregated $13,589,459 and $9,052,022, respectively.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are, in the opinion of Fund management, economically appropriate to the reduction of risks involved in the management of the Fund. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

During the year ended December 31, 1995,  the Fund sold short futures  contracts
aggregating   $4,954,700   and  closed  short  futures   contracts   aggregating
$6,179,997.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Continued)
================================================================================

Repurchase  Agreements.  The Fund may  enter  into  repurchase  agreements  with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Directors. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer, of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and pay the compensation of all officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million and 2% of the next $70 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during 1995.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1995, the Fund has incurred distribution costs of $72,406, or 0.25% of average net assets, subject to 0.25% limitation, the annual limitation under the Plan, payable to Gabelli & Company, Inc., an affiliate of the Advisor. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $396,123 which are in excess of the .25% limitation may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1995 of $2,514 to Gabelli & Company, Inc. and its affiliates.

The Gabelli Global Interactive Couch Potato(R) Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                February 7, 1994
                                                                        Year Ended        (Commencement of Operations)
                                                                     December 31, 1995     through December 31, 1994
                                                                     ----------------      -------------------------
Operating Performance:
         Net asset value, beginning of period .......................        $10.25               $10.00
                                                                             ------               ------
         Net investment loss ........................................        (0.008)               (0.01)
         Net realized and unrealized gain on securities .............         1.841                 0.26
                                                                             ------               ------
         Total from investment operations ...........................         1.833                 0.25
                                                                             ------               ------

         Distributions from net realized gain on investments ........        (0.363)                --
                                                                             -------              ------


Net asset value, end of period ......................................        $11.72                $10.25
                                                                             ======                ======

         Total Return(a) ............................................         17.88%                 2.50%

Ratios to average net assets/supplemental data:
         Net assets, end of period (in thousands) ...................       $31,439               $24,831
         Ratio of operating expenses to average net assets ..........          2.47%                 2.47%(b)
         Ratio of net investment loss to average net assets .........         (0.07)%               (0.13)%(b)
         Portfolio turnover rate ....................................            33%                   14%

---------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(b)  Annualized.

The Gabelli Global Interactive Couch Potato(R) Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Interactive Couch Potato(R) Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Gabelli Global Interactive Couch Potato(R) Fund (one of the series constituting Gabelli Global Series Funds, Inc.), as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the statements of changes in net assets and financial highlights for the period from February 7, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Interactive Couch Potato(R) Fund of Gabelli Global Series Funds, Inc. as of December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

                                                          /s/ Grant Thornton LLP
New York, New York
February 16, 1996


--------------------------------------------------------------------------------
                  1995 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 1995, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.13 per share. Additionally, on that date, the Fund paid $0.233 per share in long-term capital gains. For fiscal year 1995, none of the ordinary income dividends qualifies for the dividends received deduction available to corporations.

  U.S. Government Income:

  The percentage of the ordinary income dividend paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 3.45%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Interactive Couch Potato(R) Fund did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             Karl Otto Pohl
Chairman and Chief                                Former President
Investment Officer                                Deutsche Bundesbank
Gabelli Funds, Inc.

Professor, Pace University                        Werner J. Roeder, MD
Felix J. Christiana                               Director of Surgery
Former Senior                                     Lawrence Hospital
Vice President
Dollar Dry Dock Savings Bank                      Anthonie C. van Ekris
                                                  Managing DIrector
Anthony J. Colavita                               BALMAC International, Inc.
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.




                                    OFFICERS

Mario J. Gabelli, CFA                             Bruce N. Alpert
President and                                     Vice President
Portfolio Manager                                 and Treasurer

Marc J. Gabelli                                   Ivan Arteaga, CPA
Associate Portfolio Manager                       Associate Portfolio Manager

James E. McKee
Secretary

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                       Skadden, Arps, Slate, Meagher &Flom


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------